Exhibit 10.37

XG SCIENCES, INC.

SUBSCRIPTION AGREEMENT

Ladies/Gentlemen:

XG Sciences, Inc., a Michigan corporation (the "Company") is selling in this offering (this “Offering”) up to $24,000,000 in shares of its common stock, no par value per share, at $8 per share (the “Shares”) to investors pursuant to that certain registration statement on Form S-1, as filed with the Securities and Exchange Commission and effective as of _____________ __, 2016 (the “Prospectus”).

1.          Subscription.

1.1           The undersigned subscriber (“Subscriber”) hereby subscribes for the number of Shares set forth on the signature page below at a purchase price of $8.00 per Share.

1.2           If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of XG Sciences, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for.

1.3           If the undersigned in paying by wire transfer, the understand shall effect a wire transfer in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for to the bank account set forth in and in accordance with the wire instructions detailed in Exhibit A.

2.          Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

2.1           This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion. The Company may also terminate the Offering at any time,

2.2           Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (a) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (b) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder, and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations.

2.3           No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

2.4           The Subscriber shall have the option to accept delivery of the Shares in any of the following formats: i) the Shares may be issued in book entry format and held electronically at the Company’s transfer agent, VStock Transfer, LLC (“Transfer Agent”), ii) the Shares may be delivered, through the facilities of The Depository Trust Company, to a brokerage house, and shall be registered in such name or names and shall be in such denominations, as the Subscriber may request by written notice to the Company, or iii) the Shares may be issued via physical stock certificate. The cost of original issue tax stamps and other transfer taxes, if any, and any fees from the Transfer Agent in connection with the issuance and delivery of the Shares by the Company to the Subscriber shall be borne by the Company.

2.5           After this Offering is completed, the Company intends to seek either (i) a listing of its common stock on a securities exchange registered with the Securities and Exchange Commission (SEC) under Section 6(a) of the Securities Exchange Act of 1934, as amended, such as the NASDAQ Capital Market or the New York Stock Exchange (NYSE), or (ii) the quotation of its common stock on the OTCQB or OTCQX marketplaces operated by OTC Markets Group, Inc. (the act of achieving such listing or quotation, generally referred to hereafter as a “Public Listing”), but there can be no assurance that the Company will ever achieve a Public Listing (See Risk Factors – Risks Related to the Offering in the Prospectus). The Subscriber understands that until such time as the Company achieves a Public Listing of its Shares, a public market will not exist for the Shares and it may be difficult to sell the Shares purchased in this Offering.

3	Governing Law; Arbitration; Venue.

3.1           This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Michigan applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

3.2           Any litigation arising hereunder shall be instituted only in Ingham County or the state courts of the State of Michigan sitting in Ingham County. All parties agree that venue shall be proper in Ingham County for all such legal or equitable proceedings.

3.3           The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

3.4           If any provision of this herein shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

[Remainder of page intentionally left blank. Signatures to follow]

Date: ______________________

Subscriber’s Name: _______________________________________________________

Type of Subscriber:

As (check one) Individual _____ Tenants in Common _____ Partnership _____ Joint Tenants _____ Corporation _____ Trust _____ Minor with Adult Custodian under UGMA _____ Other ______

Number of Shares Subscribed For: _________

Purchase Price Per Share:	$8.00

Aggregate Purchase Price:	$___________

Signature of Subscriber	Signature of Co-Subscriber

___________________________	___________________________
Taxpayer I.D. Number	Taxpayer I.D. Number of Co-Subscriber

Subscriber’s mailing address	Co-Subscriber’s mailing address
(if different than business address)	(if different than business address)

Subscriber’s Election for how it would like to receive shares:

_____	Please issue the Shares electronically in book entry format to be held at VStock Transfer, LLC, the Company’s Transfer Agent.

_____	Please issue the Shares and deliver them electronically, through the facilities of The Depository Trust Company, to such brokerage house as indicated by the Subscriber in separate written instructions.

_____	Please issue a stock certificate for the Shares and deliver it to the Subscriber’s address above.(1)

Accepted:

XG SCIENCES, INC.

By:	Date: ______________
Name:
Title:

(1) Subscribers are encouraged to discuss with their financial advisor(s) whether holding physical stock certificates in a public company in light of the current regulatory environment is an appropriate way to hold such securities as many brokerage houses will no longer accept physical stock certificates for deposit.

EXHIBIT A

COMPANY WIRE INSTRUCTIONS

Bank Receiving Funds:	Fifth Third Bank
38 Fountain Square
Cincinnati, OH 45263
USA
513-358-5385 (Wire Dept.)

Bank Contact:	Thomas Ruis
517.342.4019

Routing/ABA Number:	042000314

SWIFT Code:	FTBCUS3C

For Credit To:	XG Sciences Inc.
3101 Grand Oak Drive
Lansing, MI 48906
USA
517.703.1110

Account Number:	7161033613

XG SCIENCES INC.

3101 Grand Oak Drive    •    Lansing, MI 48911    •    USA

517.703.1110    •    517-703-1113 (f)

www.xgsciences.com

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